EXHIBIT 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Quarterly Report on Form 10-Q of Crescent Energy Company (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David Rockecharlie, Chief Executive Officer of the Company, and Brandi Kendall, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:
(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2024	/s/ David Rockecharlie
David Rockecharlie
Chief Executive Officer

Date: November 4, 2024	/s/ Brandi Kendall
Brandi Kendall
Chief Financial Officer